                                                                 EXHIBIT 10.23



                       LEHMAN BROTHERS REALTY CORPORATION
                            3 World Financial Center
                                200 Vesey Street
                               New York, NY 10285




                                  June 8, 1998


Arden Realty Finance IV, L.L.C.
11601 Wilshire Boulevard
Suite 402
Los Angeles, California 90025
Attention:  Diana Laing


Arden Realty Limited Partnership
Arden Realty, Inc.
11601 Wilshire Boulevard
Fourth Floor
Los Angeles, California  90025
Attention:  Diana Laing


Ladies and Gentlemen:

        Reference is hereby made to that certain mortgage loan being made by Lehman Brothers Realty Corporation, or an affiliate thereof ("Lender") on the date hereof in the aggregate principal amount of $100,600,000.00 (the "Loan") pursuant to that certain Loan Agreement dated as of the date hereof between Lender and Arden Realty Finance IV, L.L.C. ("Borrower") (the "Loan Agreement"). All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

        This letter agreement is between Lender, Borrower, Arden Realty, Inc. (the "REIT") and Arden Realty Limited Partnership (the "Operating Partnership"; the REIT and the Operating Partnership hereinafter are collectively referred to as the "Companies"). To induce Lender to make the Loan and in consideration of Lender's making the Loan, the sufficiency of such consideration being hereby acknowledged, the parties hereto agree as follows:

        1.     Cooperation in Securitization.

               At the request of Lender, Borrower, the Companies and their respective affiliates shall use reasonable efforts to satisfy the market standards to which Lender customarily adheres or which may be reasonably required in the marketplace or by the Rating Agencies in connection with the sale of the Loan or participation therein or the securitization (such sale and/or securitization, the "Securitization") of the Loan and/or the issuance of rated single or multi-class securities (the "Securities"), including, but not limited to:

               (a) at Borrower's expense, (i) provide such financial and other information with respect to each Mortgaged Property, Borrower, the Companies and the manager of any Mortgaged Property, and (ii) provide budgets relating to each Mortgaged Property (the "Provided Information"), together, if customary, with appropriate consents with respect to and/or verification of the Provided Information through letters of auditors or opinions of counsel of independent attorneys reasonably acceptable to Lender and the Rating
                      Agencies:

               (b) at Borrower's expense, assist in preparing descriptive materials for presentations to any or all of the Rating Agencies in connection with the Securitization (all matters of form and content in respect of such materials shall be subject to approval by Borrower, the Companies and their respective affiliates, which shall be responsible for the accuracy and completeness of such materials);

               (c) work with, and if requested, supervise, third-party service providers engaged by Borrower, the Companies and their respective affiliates, to obtain, collect, and deliver information required by the Rating Agencies in connection with the Securitization;

               (d) if requested by Lender, execute such amendments to the Loan Documents and required ancillary documents to reallocate the Allocated Loan Amounts among the Mortgaged Properties, provided that no such reallocation shall result in the imposition of any additional mortgage recording, intangibles or documentary stamp taxes, or title insurance premiums or charges, and provided further that no Allocated Loan Amount for any one Mortgaged Property shall be increased or decreased by more than ten percent (10%);

               (e) if required by the Rating Agencies, and at Borrower's expense, deliver revised opinions of counsel as to non-consolidation, due execution and enforceability with respect to the Mortgaged Properties, Borrower, the Companies and their respective affiliates, and the Loan Documents, which counsel and opinions shall be reasonably satisfactory to Lender and the

                      Rating Agencies;

               (f) if required by the Rating Agencies, and at Borrower's expense, deliver such additional tenant estoppel letters or other estoppels from parties to agreements that affect the Mortgaged Properties, which estoppel letters shall be reasonably satisfactory to Lender and the Rating Agencies;

               (g) make such representations and warranties as of the closing date of the Securitization with respect to the Mortgaged Properties, Borrower, the Companies and the Loan Documents as are customarily provided in securitization transactions and as may be reasonably requested by Lender or the Rating Agencies and consistent with the facts covered by such representations and warranties as they exist on the date thereof, in form and substance similar to the representations and warranties made in the Loan Documents;

               (h) execute such amendments to the Loan Documents as may be requested by Lender or the Rating Agencies or otherwise to effect the Securitization; provided, however, that Borrower shall not be required to modify or amend any Loan Documents if such modification or amendment would (i) change the interest rate, the stated maturity or the amortization of principal set forth in the Mortgage Note, or (ii) materially modify or amend any other material or economic term of the Loan except as permitted or required pursuant to subparagraph 1(d) above;

               (i) cooperate with Lender in the preparation of a private placement memorandum, prospectus, including any amendment or supplement to either thereof, or other disclosure document (each, a "Disclosure Document") to be used by Lender or any affiliate in connection with the sale or securitization of the Loan or any securities representing an interest in the Loan and providing indemnification against securities liability with respect to information provided by Borrower, the Companies or their respective affiliates or disclosure about Borrower, the Companies, their affiliates, the Loan and each Mortgaged Property;

               (j) notwithstanding anything to the contrary contained in subparagraph (h) above, upon Lender's request, the Loan Documents shall be modified to provide for the delivery of financial statements to Lender as may be required by the Securities and Exchange Commission or the Rating Agencies; and

               (k) provide such other information and take such other action in connection with the Securitization as may be reasonably requested by Lender or the Rating Agencies.

        2.     Costs and Expenses.

        All third-party costs and expenses and out-of-pocket expenses incurred by Lender in connection with the Borrower's complying with requests made hereunder shall be paid by Lender except for (i) the costs of third-party service providers that prepared reports with respect to the Mortgaged Properties in connection with the closing of the Loan, (ii) the fees and expenses of counsel to Borrower or the Companies and any travel costs incurred by Borrower or the Companies and (iii) any other costs or expenses expressly stated herein to be borne by Borrower. Costs and expenses to be paid by Lender shall include, but not be limited to, reasonable fees and disbursements of legal counsel, accountants, and other professionals retained by Lender and fees and expenses incurred for producing any offering documents or any other materials (including travel by Lender and its agents, design, printing, photograph and document production costs).

        3.     Indemnification.

               (a) Borrower, the Companies and their affiliates understand that certain of the Provided Information ("Disclosure Information") may be included in a disclosure document (the "Disclosure Document") in connection with the Securitization and may also be included in filings with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or provided or made available to investors or prospective investors in the Securities, the Rating Agencies, and service providers relating to the Securitization. In the event that the Disclosure Document is required to be revised prior to the sale of all Securities, Borrower, the Companies and their respective affiliates will cooperate with Lender in updating the Disclosure Document by providing all current information pertaining to Borrower, the Companies and the Mortgaged Properties as is necessary to keep the Disclosure Document accurate and complete in all material respects.

               (b) Borrower and the Companies agree to provide in connection with each Disclosure Document an indemnification certificate (A) certifying that Borrower and the Companies have carefully examined such memorandum or prospectus, as applicable, including without limitation, the section entitled "Description of the Mortgage Loans and Mortgaged Properties," and such section (and any other sections reasonably requested ) does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading pertaining to Borrower, the Companies or the Mortgaged Properties, (B) indemnifying Lender (and for purposes of this paragraph, Lender shall include its officers, directors and employees), any affiliate of Lender to whom the Loan may be assigned prior to or in connection with the Securitization and the officers, directors and employees of such affiliate, the affiliate of Lender that has filed its registration statement relating to the Securitization (the "Registration Statement"), each of its directors, each of its officers who have signed the Registration Statement and each person or entity who controls the affiliate within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the "Lehman Group"), and Lender, each of its directors and each person who controls Lender within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act (collectively, the "Underwriter Group") for any losses, claims, damages or liabilities (the "Liabilities") to which Lender, the Lehman Group or the Underwriter Group may become subject insofar as the Liabilities arise out of or are based upon any untrue statement or alleged untrue statement of any material fact pertaining to Borrower, the Companies and/or the Mortgaged Properties contained in such sections or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated in such sections pertaining to Borrower, the Companies and/or the Mortgaged Properties or necessary in order to make the statements in such sections pertaining to Borrower, the Companies and/or the Mortgaged Properties in light of the circumstances under which they were made, not misleading and (C) agreeing to reimburse Lender, the Lehman Group and the Underwriter Group for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending the Liabilities; provided, however, that Borrower and the Companies will be liable in any such case under clauses (B) or (C) above only to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or omission made therein in reliance upon and in conformity with the Provided Information furnished to Lender by or on behalf of Borrower and the Companies in connection with the preparation of the memorandum or prospectus or in connection with the underwriting of the debt, including, without limitation, financial statements of Borrower and the Companies, operating statements, rent rolls, environmental site assessment reports and property condition reports with respect to the Mortgaged Properties. The indemnity provided in any such indemnification certificate shall be in addition to any liability which Borrower and the Companies, may otherwise have.

               (c) In connection with subsequent filings under the Exchange Act in connection with the Securitization, Borrower, the Companies and their affiliates agree to indemnify (i) Lender, the Lehman Group and the Underwriter Group for Liabilities to which the Lender, the Lehman Group or the Underwriter Group may become subject insofar as the Liabilities arise out of or are based upon the omission or alleged omission to state in the Disclosure Information a material fact required to be stated in the Disclosure Information in order to make the statements in the Disclosure Information or securities filings of Borrower or either of the Companies, in light of the circumstances under which they were made, not misleading and (ii) reimburse Lender, the Lehman Group or the Underwriter Group for any legal or other expenses reasonably incurred by Lender, the Lehman Group or the Underwriter Group in connection with defending or investigating the Liabilities; provided none of Borrower or either of the Companies shall have any obligation to review or examine such subsequent filings or provide any additional information or take other actions subsequent to the closing of the

Securitization other than as required by the Loan Documents.

               (d) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing of the commencement thereof, but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party hereunder except to the extent that failure to notify causes prejudice to the indemnifying party. In the event that any action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled, jointly with any other indemnifying party, to participate therein and, to the extent that it (or they) may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party hereunder, the indemnifying party shall be responsible for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnifying party shall have reasonably concluded that there are legal defenses available to it and/or other indemnified parties that are different from or in addition to those available to the indemnifying party, the indemnified party or parties may participate in the defense of such action on behalf of such indemnified party or parties. The indemnifying party shall not be liable for the expenses of more than one separate counsel unless an indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to another indemnified party.

               (e) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for hereunder is for any reason held to be unenforceable by an indemnified party in respect of any losses, claims, damages or liabilities (or action in respect thereof) referred to therein which would otherwise be indemnifiable hereunder, the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses claims, damages or liabilities (or action in respect thereof); provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, the following factors shall be considered:
(i) the proportion as is appropriate to reflect the relative benefits to Borrower and the Companies on the one hand, and Lender on the other in connection with the transactions to which such indemnification or reimbursement relates; or (ii) if the allocation provided by clause (i) is judicially determined not to be permitted, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative faults of Borrower and the Companies on the one hand, and Lender on the other, as well as any equitable considerations. Lender and Borrower and the Companies herein agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation.

               (f) The liabilities and obligations of Borrower, the Companies and their respective affiliates hereunder shall survive the termination of the Loan Agreement and the satisfaction and discharge of the Debt.

               4.     Miscellaneous.

                      The terms and conditions of this letter shall survive, and continue in full force and effect after, the Loan closing, if any, and all references herein to the Loan Agreement and the Loan Documents shall refer to the actual Loan Agreement and Loan Documents executed and delivered upon the closing of the Loan.

                      The failure of Borrower, the Companies and their respective affiliates to pay any sums when due under this letter or to comply with any of the covenants or obligations contained in this letter shall be an Event of Default under the Loan Agreement.

                      This letter may not be amended by any provision hereof waived or modified except by an agreement in writing signed by each of the parties hereto. This letter shall be governed by, and construed in accordance with, the laws of the State of New York (but not including the choice of law rules thereof).



                           [SIGNATURE PAGES TO FOLLOW]

ACCEPTANCE

               If the foregoing correctly sets forth Lender's understanding with Borrower and the Companies, Borrower and the Companies should indicate their acceptance of the terms hereof by signing in the appropriate space below and returning to Lender the enclosed duplicate original of this letter, whereupon this letter shall become a binding agreement among Lender, the Borrower and the Companies.

                                        LEHMAN BROTHERS REALTY CORPORATION,
                                        a Delaware corporation


                                        By:
                                        Name:
                                        Title:



AGREED to on the 8th day of June, 1998


                                        ARDEN REALTY FINANCE IV, L.L.C.,
                                        a Delaware limited liability company


                                        By:
                                        Name:
                                        Title:



                                        ARDEN REALTY, INC.,
                                        a Maryland corporation


                                        By:
                                        Name:
                                        Title:

                                        ARDEN REALTY LIMITED PARTNERSHIP,
                                        a Maryland limited partnership

                                        By: Arden Realty, Inc., General Partner


                                            By:
                                            Name:
                                            Title: